UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2004


                                   QMED, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)


         Delaware                      0 - 11411               22-2468665
-----------------------------        ------------          -------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                 File No.)           Identification No.)

25 Christopher Way, Eatontown, New Jersey                        07724
-----------------------------------------                    -------------
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (732) 544-5544

                                       N/A
          -------------------------------------------------------------
          (Former Name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  99.1 Press Release dated June 25, 2004 issued by QMed, Inc. regarding second quarter results.

Item 12. Results of Operations and Financial Condition

         The following information is being furnished under Items 9 and 12 of Form 8-K:

         On June 25, 2004, QMed, Inc. (the "Company") issued a press release announcing the Company's second quarter results. The text of this release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            QMED, INC.


                                            By:  /s/ William T. Schmitt, Jr.
                                                --------------------------------
                                                William T. Schmitt, Jr.
                                                Senior Vice President, Treasurer
                                                & Chief Financial Officer
Dated: June 25, 2004

                                       3